UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      December 7, 2007
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      (216) 755-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
     On December 7, 2007, Developers Diversified Realty Corporation (the “Company”) entered into a Second Amendment to Seventh Amended and Restated Credit Agreement (the “JPMorgan Amendment”) by and among the Company, DDR PR Ventures LLC, S.E., a Delaware limited liability company (“DDR PR Ventures”), JPMorgan Chase Bank, N.A., as Administrative Agent, and the several banks, financial institutions and other entities from time to time parties to such loan agreement that (i) permits the Company to borrow in Canadian dollars and (ii) amends certain covenants contained in the loan agreement. A copy of the JPMorgan Amendment is attached as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the JPMorgan Amendment is qualified in its entirety by reference to Exhibit 4.1.
     On December 10, 2007, the Company entered into a Third Amendment to First Amended and Restated Secured Term Loan Agreement (the “KeyBank Amendment”) among the Company, DDR PR Ventures, KeyBank National Association, and the several banks, financial institutions and other entities from time to time parties to such loan agreement, and KeyBank National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Eurohypo AG, New York Branch, ING Real Estate Finance (USA) LLC and Scotiabanc Inc., as Documentation Agents that (i) increases the aggregate commitment under the loan agreement from $550,000,000 to $800,000,000; (ii) provides additional collateral to support the increased commitment; (iii) amends certain covenants contained in the loan agreement; and (iv) admits certain banks as lenders under the loan agreement. A copy of the KeyBank Amendment is attached as Exhibit 4.2 and is incorporated by reference herein. The foregoing description of the KeyBank Amendment is qualified in its entirety by reference to Exhibit 4.2.
Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance sheet Arrangement
     As discussed in Item 1.01 above, the Company entered into the KeyBank Amendment. The information regarding the KeyBank Amendment set forth under Item 1.01 is incorporated by reference herein.
Item 9.01   Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 4.1	Second Amendment to Seventh Amended and Restated Credit Agreement by and among the Company, DDR PR Ventures, JPMorgan Chase Bank, N.A., as Administrative Agent, and the several banks, financial institutions and other entities from time to time parties to such loan agreement

Exhibit 4.2	Third Amendment to First Amended and Restated Secured Term Loan Agreement among the Company, DDR PR Ventures, KeyBank National Association, and the several banks, financial institutions and other entities from time to time parties to such loan agreement, and KeyBank National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Eurohypo AG, New York Branch, ING Real Estate Finance (USA) LLC and Scotiabanc Inc., as Documentation Agents

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation
(Registrant)

Date: December 12, 2007	By:	/s/ William H. Schafer
William H. Schafer
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

Exhibit 4.1	Second Amendment to Seventh Amended and Restated Credit Agreement by and among the Company, DDR PR Ventures, JPMorgan Chase Bank, N.A., as Administrative Agent, and the several banks, financial institutions and other entities from time to time parties to such loan agreement

Exhibit 4.2	Third Amendment to First Amended and Restated Secured Term Loan Agreement among the Company, DDR PR Ventures, KeyBank National Association, and the several banks, financial institutions and other entities from time to time parties to such loan agreement, and KeyBank National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Eurohypo AG, New York Branch, ING Real Estate Finance (USA) LLC and Scotiabanc Inc., as Documentation Agents